Exhibit 10.4(c)

Authorization ID: DIL528904 Page 1 of 1

Contact ID: BRECKENRIDGE FS-2700-23 (4/97)

Use Code: 161 OMB No. 0596-0082

U.S. DEPARTMENT OF AGRICULTURE

Forest Service

AMENDMENT

FOR

SPECIAL USE AUTHORIZATION

AMENDMENT NUMBER: 2

This amendment is attached to and made a part of the special use authorization (indicated above) issued to VAIL RESORTS, INC. which is hereby amended as follows:

This amendment removes the old map dated October 5, 1995, and replaces it with a new map covering 5,553 acres, prepared by Erik J. Martin on June 11, 2002.

This Amendment is accepted subject to the conditions set forth herein, and to conditions ____N/A___ to ____N/A___ attached hereto and made a part of this Amendment.

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Holder:__//s//___________________ Authorized Officer __//s//_Martha J. Ketelle

Holder: __VP Mtn Ops___________ Title: Forest Supervisor

Date: _______10/3/02____ ________ Date: ________6/2/03_____ ____________

Authorized Officer: _______//s//_______ Title: _____For: Forest Supervisor_______